UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐            Preliminary Proxy Statement
☐            Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐            Definitive Proxy Statement
☒            Definitive Additional Materials
☐            Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Customers Bancorp, Inc.
______________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
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☐            Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

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 (3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐            Fee paid previously with preliminary materials.
☐            Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
•	Go to www.envisionreports.com/CUBI
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Annual Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Customers Bancorp, Inc. Annual Shareholder Meeting to be Held on May 31, 2017
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/CUBI to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive paper copies of these documents, you must request them. There is no charge to you for requesting copies. Please make your request for copies as instructed on the reverse side on or before May 21, 2017 to facilitate timely delivery.

Annual Shareholder Meeting Notice

Customers Bancorp Inc.'s Annual Meeting of Shareholders will be held on May 31, 2017 at the DoubleTree by Hilton
Reading, 701 Penn Street, Reading, PA 19601, at 9:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees, and FOR Proposal 2:
1.	To elect two class III directors of the Company to serve a three-year term;
2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017; and
3.	The transaction of such other business as may properly come before the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

PLEASE VOTE – HOWEVER YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Customers Bancorp, Inc. 2017 Annual Meeting of Shareholders

Go To: http://doubletree3.hilton.com/en/hotels/pennsylvania/doubletree-by-hilton-hotel-reading-RDGDTDT/index.html and click on "Maps & Directions" on the left-hand side

Here's how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
-	Internet – Go to www.envisionreports.com/CUBI. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
-	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
-	Email – Send email to investorvote@computershare.com with "Proxy Materials Customers Bancorp, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 21, 2017.